                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Gregory W. Kleffner, Vice President Finance and Controller of Kellwood Company, a Delaware corporation, which is filing a registration statement on Form S-3 with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), hereby constitutes and appoints Hal
J. Upbin, W. Lee Capps III and Thomas H. Pollihan, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, including a prospectus or an amended prospectus therein and any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and all other documents in connection therewith to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to sign such documents and to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Date: June 28, 2005


/s/ Gregory W. Kleffner
--------------------------------------------
Name: Gregory W. Kleffner
Title: Vice President Finance and Controller
(principal accounting officer)

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Gregory W. Kleffner, Vice President Finance and Controller of Kellwood Company, a Delaware corporation, and Principal Accounting Officer of Koret of California, Inc., a California corporation, American Recreation Products, Inc., a Delaware corporation, Briggs New York, Inc., a Delaware corporation, Costura Dominicana, Inc., a Delaware corporation, Gerber Childrenswear, Inc., a Delaware corporation, GCW Holdings, Inc., a Delaware corporation, GCI IP Sub, Inc., a Delaware corporation, Halmode Apparel, Inc., a Delaware corporation, New Campaign, Inc., a Delaware corporation, KWD Holdings, Inc., a Delaware corporation, Sierra Designs Acquisition Corporation, a Delaware corporation, Biflex International, Inc., a New York corporation, Dorby Frocks, Ltd., a New York corporation, Phat Fashions LLC, a New York limited liability company, Phat Licensing LLC, a New York limited liability company, and Kellwood Financial Resources, Inc., a Tennessee corporation (collectively, the "Registrants"), which Registrants are filing a registration statement on Form S-3 with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), hereby constitutes and appoints Hal
J. Upbin, W. Lee Capps III and Thomas H. Pollihan, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, including a prospectus or an amended prospectus therein and any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and all other documents in connection therewith to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to sign such documents and to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




Date: June 28, 2005



/s/ Gregory W. Kleffner
--------------------------------------------
Name: Gregory W. Kleffner
Title: Vice President Finance and Controller
of Kellwood Company and Principal
Accounting Officer of the Registrants

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Robert C. Skinner, Jr., Chief Executive Officer and Director of Koret of California, Inc., a California corporation, American Recreation Products, Inc., a Delaware corporation, Briggs New York, Inc., a Delaware corporation, Halmode Apparel, Inc., a Delaware corporation, Sierra Designs Acquisition Corporation, a Delaware corporation, Biflex International, Inc., a New York corporation, and Dorby Frocks, Ltd., a New York corporation, which are filing a registration statement on Form S-3 with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), hereby constitutes and appoints Hal J. Upbin, W. Lee Capps III and Thomas H. Pollihan, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, including a prospectus or an amended prospectus therein and any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and all other documents in connection therewith to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to sign such documents and to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date:  June 29, 2005

/s/ Robert C. Skinner, Jr.
-------------------------------------------
Name: Robert C. Skinner, Jr.
Title: Chief Executive Officer and Director